================================================================================
MUNICIPAL INCOME FUND                        American Stock Exchange Symbol: BBM
--------------------------------------------------------------------------------
11 Hanover Square, New York, NY 10005

                                                                 August 15, 1997

Dear Shareholder:

      Net asset value per share remained remarkably consistent over the first half of the year, going from $16.41 at the close on December 31, 1996 to $16.38 on June 30, 1997. Total return on a net asset value basis was 2.58%, reflecting distributions paid for the six month period. With a recent closing market price on the Exchange of $14 1/4 per share, we believe that these levels offer an appealing value opportunity to invest in shares of the Fund.

                               Review and Outlook

      The first half of 1997 will be remembered as a time of strong economic growth, low levels of unemployment and moderate inflation. It will also be remembered that in March, the Federal Reserve Bank increased short term rates by 0.25%, ending one of the longest periods of unchanged rates in recent history. Although debt markets were volatile during the first half of the year, we believe that municipal bonds offer unusually attractive rates of return for investors.

      While municipal bonds have benefitted by the favorable trends in interest rates, factors unique to the tax-exempt market were noteworthy during the first half of the year. The strength of the economy caused tax revenues to increase, leading to a reduced supply of municipal debt. Demand for municipals has remained high due to the continued profitability of insurance companies, which typically invest substantial amounts in tax-free bonds, and a desire by individual investors to diversify out of what many view as expensive equity markets. The elimination of concerns regarding radical tax reforms has also contributed to the demand for municipal securities, and we continue to expect strong performance in this market for the remainder of the year and into 1998.

                  Reinvestment Plan Offers Important Advantage

      The Bull & Bear Municipal Income Fund Dividend Reinvestment Plan is particularly attractive because quarterly dividend distributions are reinvested without charge at the lower of net asset value per share or market price, which can contribute significantly to growing your investment over time.

      We appreciate your support and look forward to continuing to serve your investment needs.

                                   Sincerely,

          /s/ Thomas B. Winmill                  /s/ Steven A. Landis

          Thomas B. Winmill                      Steven A. Landis
          President                              Senior Vice President
                                                 Portfolio Manager

                     BULL & BEAR MUNICIPAL INCOME FUND, INC.
          Schedule of Portfolio Investments - June 30, 1997 (Unaudited)

                                                                               Standard
  Principal                                                                    & Poor's    Market
   Amount                                                                       Rating      Value
  ---------                                                                    --------   --------
              Municipal Bonds (100.0%)
              Alaska (4.3%)
   $450,000   Alaska Energy Authority Power Revenue Bonds,
              7.25%, due 7/1/21................................................. AAA      $490,477
                                                                                          --------
              Arizona (4.9%)
    500,000   Phoenix General Obligation Bonds, Series A,
              6.25%, due 7/1/16................................................. AA+       558,700
                                                                                          --------
              Colorado (4.4%)
    480,000   Colorado Student Obligation Board Authority Revenue
              Bonds, Series A3, 7.25%, due 9/1/05............................... A*        500,606
                                                                                          --------
              Delaware (0.9%)
    200,000   Delaware State Economic Developement Authority Revenue Bonds,
              5.5%, due 10/1/17................................................. A         200,000
                                                                                          --------
              Georgia (4.4%)
    400,000   Georgia State Municipal Electric Authority Power Revenue
              Bonds, 8.25%, due 1/1/11.......................................... A         504,972
                                                                                          --------
              Hawaii (8.7%)
    500,000   Hawaii County General Obligation Bonds, Series A, 5.60%,
              due 5/1/13........................................................ AAA       516,825
    400,000   Honolulu City & County General Obligation Bonds, Series A,
              8.75%, due 1/1/03................................................. AA        478,392
                                                                                          --------
                                                                                           995,217
                                                                                          --------
              Illinois (4.2%)
    500,000   Chicago, Illinois General Obligation Bonds, 5.5%, due 1/1/21...... AAA       486,820
                                                                                          --------
              Louisiana (3.8%)
    400,000   Louisiana Public Facility Authority Revenue Bonds, Series A2,
              6.50%, due 3/1/02................................................. AAA*      442,697
                                                                                          --------
              Michigan (5.6%)
    100,000   Dearborn, Michigan Economic Development Revenue Bonds,
              4.15%, due 3/1/23................................................. A+        100,000
    500,000   Monroe County Pollution Control Revenue Bonds, Series I,
              7.30%, due 9/1/19................................................. AAA       539,870
                                                                                          --------
                                                                                           639,870
                                                                                          --------
              Mississippi (4.3%)
    500,000   Mississippi State General Obligation Bonds, 5.10%, due 11/15/11... AA-       498,710
                                                                                          --------

                 See accompanying notes to financial statements.

                                                                               Standard
  Principal                                                                    & Poor's    Market
   Amount                                                                       Rating      Value
  ---------                                                                    --------   --------
              Nevada (4.5%)
   $500,000   Nevada Housing Division Single Family Revenue Bonds,
              6.35%, due 10/1/12................................................ AAA      $   513,465
                                                                                          -----------
              New Mexico (4.5%)
    500,000   Las Cruces Revenue Bonds, 5.45%, due 12/1/08...................... AAA          511,505
                                                                                          -----------
              New York (15.6%)
    250,000   New York General Obligation Bonds, 6.0%, due 8/1/13............... BBB+         256,033
    275,000   City of New York General Obligation Bonds, Series D,
              7.50%, due 2/1/02................................................. BBB+         313,481
     40,000   City of New York General Obligation Bonds, Series D,
              7.50%, due 2/1/16................................................. BBB+          44,191
    500,000   New York State Dormitory Authority State University Revenue
              Bonds, Series C, 7.375%, due 5/15/10.............................. BBB+         587,420
    500,000   New York State Energy Research & Development Authority
              Revenue Bonds, 7.125%, due 12/1/29................................ A+           561,740
                                                                                          -----------
                                                                                            1,762,865
                                                                                          -----------
              North Carolina (4.3%)
    400,000   Martin City Industrial Facility Revenue Bonds, 5.65%, due 12/1/23. A            389,964
    100,000   Wake County Industrial Facilities and Pollution Control Financing
              Authority Revenue Bonds, 5.5%, due 3/1/17......................... A1*          100,000
                                                                                          -----------
                                                                                              489,964
                                                                                          -----------
              Oklahoma (4.5%)
    500,000   McAlester Public Works Authority Revenue Bonds, 5.50%,
              due 12/1/09....................................................... AAA          512,195
                                                                                          -----------
              Pennsylvania (2.4%)
    250,000   Philadelphia Water & Waste Revenue Bonds, 6.25%, due 8/1/11....... AAA          277,960
                                                                                          -----------
              South Carolina (4.3%)
    500,000   Spartanburg Sanitation and Sewer District Sewer System Revenue
              Bonds, 5.50%, due 6/1/27.......................................... AA+          490,975
                                                                                          -----------
              Texas (9.3%)
    500,000   Austin Independent School District General Obligation Bonds,
              5.75%, due 8/1/16................................................. AAA          511,150
    500,000   Dallas-Fort Worth International Airport Revenue Bonds,
              7.25%, due 11/1/30................................................ BAA          546,160
                                                                                          -----------
                                                                                            1,057,310
                                                                                          -----------
              Wisconsin (5.1%)
    500,000   Wisconsin Clean Water Revenue Bonds, Series 1,
              6.875%, due 6/1/11................................................ AA+          581,665
                                                                                          -----------
                  Total Investments (cost: $11,029,366) (100.0%)................          $11,515,973
                                                                                          ===========

----------
* Moody's rating

                 See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997 (Unaudited)

ASSETS:
   Investments at market value
     (cost: $11,029,366) (note 1) ..........................        $11,515,973
   Interest receivable .....................................            186,907
   Cash ....................................................             57,041
   Other assets ............................................              1,229
                                                                    -----------
       Total assets ........................................         11,761,150
                                                                    -----------
LIABILITIES:
   Accrued expenses ........................................             28,137
   Accrued management fees .................................              5,763
   Other liabilities .......................................             49,619
                                                                    -----------
       Total liabilities ...................................             83,519
                                                                    -----------
NET ASSETS: (applicable to 712,716
   outstanding shares: 1,000,000,000
   shares of $.01 par value authorized) ....................        $11,677,631
                                                                    ===========
NET ASSET VALUE PER SHARE
   ($11,677,631 / 712,716 shares
   outstanding) ............................................             $16.38
                                                                         ======
At June 30, 1997, net assets consisted of:
   Paid-in capital .........................................        $11,706,655
   Net unrealized appreciation
     on investments ........................................            486,607
   Accumulated net realized loss
     on investments ........................................           (485,407)
   Accumulated deficit in net investment
     income ................................................            (30,224)
                                                                    -----------
                                                                    $11,677,631
                                                                    ===========


STATEMENT OF OPERATIONS
Six Months Ended June 30, 1997 (Unaudited)

INVESTMENT INCOME:
   Interest ...................................................         $330,790
                                                                        --------

EXPENSES:
   Investment management (note 3) .............................           34,240
   Custodian ..................................................           19,792
   Transfer agent .............................................           12,302
   Professional (note 3) ......................................           12,089
   Printing ...................................................            5,455
   Directors ..................................................            1,488
   Registration (note 3) ......................................            1,031
   Interest (note 5) ..........................................              786
   Other ......................................................            6,466
                                                                        --------
     Total expenses ...........................................           93,649
                                                                        --------
     Net investment income ....................................          237,141
                                                                        --------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Net realized gain on investments ...........................           26,597
   Unrealized appreciation of investments
     during the period ........................................           20,008
                                                                        --------
     Net realized and unrealized gain on
       investments ............................................           46,605
                                                                        --------
     Net increase in net assets resulting
       from operations ........................................         $283,746
                                                                        ========

                 See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended June 30, 1997 (Unaudited) and the Year Ended December 31, 1996

                                                                                               June 30,     December 31,
                                                                                                 1997           1996
                                                                                             ------------   ------------
OPERATIONS:
   Net investment income ..................................................................  $    237,141   $    582,934
   Net realized gain on investments .......................................................        26,597         22,276
   Unrealized appreciation (depreciation) of investments during the period ................        20,008       (523,058)
                                                                                             ------------   ------------
     Net increase in net assets resulting from operations .................................       283,746         82,152

   Subtraction from paid-in capital (note 6) ..............................................            --        (70,200)

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net investment income ($.38 and $.70 per share, respectively) .......      (267,365)      (596,590)

CAPITAL SHARE TRANSACTIONS:
   Increase (decrease) in net assets resulting from capital share transactions (a) (note 6)       169,960     (4,144,103)
                                                                                             ------------   ------------
     Total increase (decrease) in net assets ..............................................       186,341     (4,728,741)

NET ASSETS:
   Beginning of period ....................................................................    11,491,290     16,220,031
                                                                                             ------------   ------------
                                                                                             $ 11,677,631   $ 11,491,290
                                                                                             ============   ============

----------

(a) Transactions in capital shares were as follows:

                                                                June 30, 1997       December 31, 1996
                                                               ---------------   -----------------------
                                                               Shares    Value    Shares        Value
                                                               ------  --------  ---------  ------------
Shares sold ................................................       --        --    59,832   $   980,999
Shares issued in reinvestment of distributions .............   12,304  $169,960    26,039       418,484
Shares redeemed ............................................       --        --  (337,526)   (5,543,586)
                                                               ------  --------  ---------  ------------
Net increase (decrease) ....................................   12,304  $169,960  (251,655)  $(4,144,103)
                                                               ======  ========  =========  ============

                 See accompanying notes to financial statements.

                          Notes to Financial Statements
                                   (Unaudited)

(1) The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund's shares are listed on the American Stock Exchange, Inc. The investment objective of the Fund is to provide investors with the maximum level of income exempt from Federal income tax that is consistent with the preservation of capital, as set forth in its prospectus. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, municipal securities which have remaining maturities of more than 60 days and for which market quotations are readily available are valued at the mean between the most recently quoted bid and asked prices. Money market securities which have remaining maturities of more than 60 days and for which market quotations are readily available are valued at the most recent bid price or yield equivalent. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Securities for which quotations are not readily available or reliable and other assets may be valued as determined in good faith by or under the direction of the Board of Directors. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts are amortized in accordance with income tax regulations. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At December 31, 1996, the Fund had an unused capital loss carryforward of approximately $512,000 which expires in 2002. Based on Federal income tax cost of $11,029,366, gross unrealized appreciation and gross unrealized depreciation were $499,357 and $12,750, respectively, at June 30, 1997.

(3) The Fund retains Bull & Bear Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average weekly net assets of the Fund at the annual rate of 6/10 of 1% on the first $500 million and 1/2 of 1% over $500 million. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc., the Fund's former Distributor. The Fund reimbursed the Investment Manager $1,914 for providing certain administrative and accounting services at cost for the six months ended June 30, 1997.

(4) Purchases and proceeds of sales of securities other than short term notes aggregated $1,950,261 and $2,508,489, respectively, for the six months ended June 30, 1997.

(5) The Fund has a committed bank line of credit for temporary or emergency purposes. As part of the agreement the Fund is required to pledge securities it holds in its portfolio if there is an outstanding balance. At June 30, 1997, there was no balance outstanding and the interest rate was equal to the Federal Reserve Funds Rate plus 1.75 percentage points. For the six months ended June 30, 1997, the weighted average interest rate was 7.19% based on the balances outstanding during the period and the weighted average amount outstanding was $22,682.

(6) Effective November 8, 1996, the Fund converted from an open-end management investment company to a closed-end management investment company. In connection with the conversion, costs of approximately $70,200 have been charged against paid-in capital. In addition, the Fund has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Directors in additional shares in accordance with the following: whenever the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the Fund's net asset value per share. Whenever the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the dividend or distribution payment date or, if that date is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on the Exchange prior to such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

                              --------------------

                              FINANCIAL HIGHLIGHTS

                                                             Six Months                   Years Ended December 31,
                                                             Ended June     ----------------------------------------------------
                                                               30,1997
                                                             (Unaudited)      1996       1995       1994        1993       1992
                                                               -------      -------    -------    -------     -------    -------
PER SHARE DATA*
Net asset value at beginning of period ..................       $16.41       $17.04     $15.25     $17.63      $17.06     $17.27
                                                               -------      -------    -------    -------     -------    -------
Income from investment operations:
   Net investment income ................................          .34          .69        .70        .68         .75        .89
   Net realized and unrealized gain (loss) on investments          .01         (.62)      1.78       2.38        1.02        .11
                                                               -------      -------    -------    -------     -------    -------
     Total from investment operations ...................          .35          .07       2.48       1.70        1.77       1.00
                                                               -------      -------    -------    -------     -------    -------
Less distributions:
   Distributions from net investment income .............         (.38)        (.70)      (.69)      (.68)       (.75)      (.89)
   Distributions from net realized gains on investments .           --           --         --         --        (.45)      (.32)
                                                               -------      -------    -------    -------     -------    -------
     Total distributions ................................         (.38)        (.70)      (.69)      (.68)      (1.20)     (1.21)
                                                               -------      -------    -------    -------     -------    -------
Net asset value at end of period ........................       $16.38       $16.41     $17.04     $15.25      $17.63     $17.06
                                                               =======      =======    =======    =======     =======    =======
Per share market value at end of period .................       $14.00       $14.38
                                                               =======      =======
TOTAL RETURN ON NET ASSET VALUE BASIS ...................         2.58%         .61%     16.58%     (9.76)%     10.59%      6.04%
                                                               =======      =======    =======    =======     =======    =======
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) .............      $11,678      $11,491    $16,220    $15,921     $21,345    $20,781
                                                               =======      =======    =======    =======     =======    =======
Ratio of expenses to average net assets (a) (c) .........         1.64%**      1.68%      1.78%      1.60%       1.61%      1.60%
                                                               =======      =======    =======    =======     =======    =======
Ratio of net investment income to average net assets (b)          4.16%**      4.14%      4.31%      4.23%       4.25%      5.19%
                                                               =======      =======    =======    =======     =======    =======
Portfolio turnover rate .................................           18%          78%       172%       275%         74%       320%
                                                               =======      =======    =======    =======     =======    =======

----------
*     Per share net investment income and net realized and unrealized gain
      (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.

**    Annualized

(a) Ratio prior to reimbursement by the Investment Manager was 1.94%, 1.95%, 1.71%, 1.62% and 1.62% for the years ended December 31, 1996, 1995, 1994,
      1993 and 1992, respectively.

(b) Ratio prior to reimbursement by the Investment Manager was 3.88%, 4.14%, 4.12%, 4.24% and 5.84% for the years ended December 31, 1996, 1995, 1994,
      1993, and 1992, respectively.

(c) Ratio after the reduction of custodian fees under a custodian agreement was 1.62% for 1995. Prior to 1995, such reduction were reflected in the expense ratios. There were no custodian fee credits for 1996 and 1997.

MUNICIPAL
INCOME
FUND
================================================================================
11 Hanover Square
New York, NY 10005

1-888-847-4200




MUNICIPAL
INCOME
FUND
================================================================================
American Stock
Exchange Symbol:

BBM

--------------------------------------------------------------------------------
Semi-Annual Report
June 30, 1997




BULL & BEAR_____________________________________________________________________
Performance Driven (R)




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